Exhibit 25(a)


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              --------------------

  |_| CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)
                              --------------------


   A U.S. National Banking Association                 41-1592157
   (Jurisdiction of incorporation or        (I.R.S. Employer Identification No.)
   organization if not a U.S. national bank)
    Sixth Street and Marquette Avenue                   55479
          Minneapolis, Minnesota                      (Zip code)
 (Address of principal executive offices)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                              --------------------

                      THE EMPIRE DISTRICT ELECTRIC COMPANY
               (Exact name of obligor as specified in its charter)
                              --------------------

              Kansas                                    44-0236370
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)
           602 Joplin Street                          64801
           Joplin, Missouri                          (Zip code)
   (Address of principal executive offices)

                              ---------------------
                            Unsecured Debt Securities
                       (Title of the indenture securities)




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





Item 1. General Information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

         The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.


Item 15. Foreign Trustee.                       Not applicable.

Item 16. List of Exhibits.                      List below all exhibits filed as
                                                a part of this Statement of Eligibility.
                                                Wells Fargo Bank incorporates by
                                                reference into this Form T-1 the exhibits
                                                attached hereto.

         Exhibit 1.                      a.     A copy of the Articles of Association
                                                of the trustee now in effect.***

         Exhibit 2.                      a.     A copy of the certificate of
                                                authority of the trustee to
                                                commence business issued
                                                June 28, 1872, by the
                                                Comptroller of the Currency to
                                                The Northwestern National Bank
                                                of Minneapolis.*

                                         b.     A copy of the certificate of the
                                                Comptroller of the Currency
                                                dated January 2, 1934, approving
                                                the consolidation of The
                                                Northwestern National Bank of
                                                Minneapolis and The Minnesota
                                                Loan and Trust Company of
                                                Minneapolis, with the surviving
                                                entity being titled Northwestern
                                                National Bank and Trust Company
                                                of Minneapolis.*

                                         c.     A copy of the certificate of the
                                                Acting Comptroller of the
                                                Currency dated January 12, 1943,
                                                as to change of corporate title
                                                of Northwestern National Bank
                                                and Trust Company of Minneapolis
                                                to Northwestern National Bank of
                                                Minneapolis.*


                                         d.     A copy of the letter dated May
                                                12, 1983 from the Regional
                                                Counsel, Comptroller of the
                                                Currency, acknowledging receipt
                                                of notice of name change
                                                effective May 1, 1983 from
                                                Northwestern National Bank of
                                                Minneapolis to Norwest Bank
                                                Minneapolis, National
                                                Association.*

                                         e.     A copy of the letter dated
                                                January 4, 1988 from the
                                                Administrator of National Banks
                                                for the Comptroller of the
                                                Currency certifying approval of
                                                consolidation and merger
                                                effective January 1, 1988 of
                                                Norwest Bank Minneapolis,
                                                National Association with
                                                various other banks under the
                                                title of "Norwest Bank
                                                Minnesota, National
                                                Association."*

                                         f.     A copy of the letter dated July
                                                10, 2000 from the Administrator
                                                of National Banks for the
                                                Comptroller of the Currency
                                                certifying approval of
                                                consolidation effective July 8,
                                                2000 of Norwest Bank Minnesota,
                                                National Association with
                                                various other banks under the
                                                title of "Wells Fargo Bank
                                                Minnesota, National Association."****

         Exhibit                                3. A copy of the authorization
                                                of the trustee to exercise
                                                corporate trust powers issued
                                                January 2, 1934, by the Federal
                                                Reserve Board.*

         Exhibit 4.                             Copy of By-laws of the trustee as now
                                                in effect.***

         Exhibit 5.                             Not applicable.

         Exhibit 6.                             The consent of the trustee required
                                                by Section 321(b) of the Act.

         Exhibit 7.                             A copy of the latest report of
                                                condition of the trustee published
                                                pursuant to law or the requirements
                                                of the trustee's supervising or
                                                examining authority is attached hereto.

         Exhibit 8.                             Not applicable.

         Exhibit 9.                             Not applicable.


* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 30 day of July 2003.

                                      WELLS FARGO BANK MINNESOTA, NATIONAL
                                      ASSOCIATION


                                      By:      /s/ Michael T. Lechner
                                               ---------------------------------
                                               Michael T. Lechner
                                               Corporate Trust Officer





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                                    Exhibit 6



July 30, 2003

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                  Very truly yours,

                                  WELLS FARGO BANK MINNESOTA,
                                  NATIONAL ASSOCIATION


                                  /s/  Michael T. Lechner
                                  ----------------------------------------------
                                     Michael T. Lechner
                                     Assistant Vice President

                                    Exhibit 7

                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
        at the close of business March 31, 2003, filed in accordance with
                      12 U.S.C.ss.161 for National Banks.


                                                                                      Dollar Amounts
                                                                                        In Millions


ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                               $   1,808
         Interest-bearing balances                                                               62
Securities:
         Held-to-maturity securities                                                              0
         Available-for-sale securities                                                        1,895
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                               4,420
         Securities purchased under agreements to resell                                         66
Loans and lease financing receivables:
         Loans and leases held for sale                                                      21,750
         Loans and leases, net of unearned income                                            18,479
         LESS: Allowance for loan and lease losses                                              283
         Loans and leases, net of unearned income and allowance                              18,196
Trading Assets                                                                                   53
Premises and fixed assets (including capitalized leases)                                        156
Other real estate owned                                                                           6
Investments in unconsolidated subsidiaries and associated companies                               0
Customers' liability to this bank on acceptances outstanding                                      6
Intangible assets
         Goodwill                                                                               292
         Other intangible assets                                                                  7
Other assets                                                                                  1,388

Total assets                                                                                $50,105


LIABILITIES
Deposits:
         In domestic offices                                                                $32,836
                  Noninterest-bearing                                                        20,287
                  Interest-bearing                                                           12,549
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                        4,729
                  Noninterest-bearing                                                             1
                  Interest-bearing                                                            4,728
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                          2,035
         Securities sold under agreements to repurchase                                         323








Trading liabilities                                                                              49
Other borrowed money
         (includes mortgage indebtedness and obligations under
          capitalized leases)                                                                 5,526
Bank's liability on acceptances executed and outstanding                                          6
Subordinated notes and debentures                                                                 0
Other liabilities                                                                               919

Total liabilities                                                                           $46,423

Minority interest in consolidated subsidiaries                                                    0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                     0
Common stock                                                                                    100
Surplus (exclude all surplus related to preferred stock)                                      2,134
Retained earnings                                                                             1,397
Accumulated other comprehensive income                                                           51
Other equity capital components                                                                   0

Total equity capital                                                                          3,682

Total liabilities, minority interest, and equity capital                                    $50,105


I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.



                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson